Loss before income tax	11 Months Ended
Dec. 31, 2019
Analysis of income and expense [abstract]
Loss before income tax
Other operating income

	Eleven Months ended December 31, 2019	Year ended January 31, 2019	Year ended January 31, 2018
	£000	£000	£000
Analysis of other operating income by category:
Income recognized in respect of BARDA	13,864	13,091	1,772
Grant income	650	1,187	13
Income on remeasurement or derecognition of financial liabilities on funding arrangements (Note 21)	—	539	908
Research and development credit	649	333	23
Other income	—	6	9
	15,163	15,156	2,725

BARDA
In September 2017, the Group was awarded a funding contract from the Biomedical Advanced Research and Development Authority ('BARDA'), an agency of the US government's Department of Health and Human Services' Office of the Assistant Secretary for Preparedness and Response, to fund a specified portion of the clinical and regulatory development activities of ridinilazole for the treatment of C. difficile infection ('CDI').

Under the terms of this contract, the Group was initially eligible to receive base period funding of $32 million. In addition, the contract included three option work segments that, if exercised in full by BARDA, would increase the total federal government funding under the contract to approximately $62 million. In August 2018, BARDA exercised one of the option work segments worth $12 million. In June 2019, BARDA increased the total value of the funding contract to up to $63.7 million; at this time, BARDA also exercised a second of the option work segments worth $9.6 million to bring the total amount of committed BARDA funding to $53.6 million. In January 2020, BARDA increased its award by $8.8 million to bring the total amount of the funding contract to $72.5 million and the total amount of committed BARDA funding to
$62.4 million. The remaining federal government funding is dependent on BARDA in its sole discretion exercising the final independent option work segment, upon the achievement by the Group of certain agreed-upon milestones for ridinilazole.

Grant income includes income from funding arrangements with CARB-X for the Group's antibiotic pipeline research and development activities.
CARB-X
In July 2018, the Group was granted a sub-award of up to $4.5 million from the Trustees of Boston University under the Combating Antibiotic Resistant Bacteria Biopharmaceutical Accelerator program, or CARB-X. Under the CARB-X award, the Group received an initial $2.0 million in funding from CARB-X in July 2018. In February 2020, CARB-X increased the value of the initial funding by $1.2 million, which means the award for the initial period is now worth up to $3.2 million, with the total award worth up to $5.7 million. The remaining $2.5 million is split into two option segments, which may be exercised by CARB-X upon the achievement of certain development milestones. If exercised in full, this funding could support the development of a selected gonorrhea candidate through the end of a Phase 1 clinical trial.
Loss before income tax

	Eleven Months ended December 31, 2019	Year ended January 31, 2019	Year ended January 31, 2018
	£000	£000	£000
Research and development
Employee benefit expense	4,718	6,264	5,616
Share-based payment expense	283	1,091	327
Program related costs	24,288	29,868	21,810
Amortization of intangible assets	760	829	105
Depreciation of property, plant and equipment	272	297	141
Other research and development costs	880	833	980
	31,201	39,182	28,979
General and administration
Employee benefit expense	2,741	3,238	2,870
Share-based payment expense	363	3,652	1,280
Foreign exchange loss / (gain)	1,037	(491)	1,986
Depreciation of property, plant and equipment	252	347	151
Loss on disposal of assets	10	43	40
Other general and administration costs	5,473	4,766	5,539
Loss on contingent consideration	—	754	—
Royalty expense	1	19	69
	9,877	12,328	11,935